                                                                  Exhibit 10.7

                           FIRST AMENDMENT TO
           INTERIM SERVICES AND SYSTEMS REPLICATION AGREEMENT
                              BY AND AMONG
        AT&T CORP., LUCENT TECHNOLOGIES INC. AND NCR CORPORATION


      THIS FIRST AMENDMENT TO THE INTERIM SERVICES AND SYSTEMS REPLICATION AGREEMENT (this "Amendment"), is effective as of September 1, 1996, by and among AT&T Corp., a New York corporation ("AT&T"), Lucent Technologies Inc., a Delaware corporation ("Lucent Technologies"), and NCR Corporation, a Maryland corporation ("NCR").

      WHEREAS AT&T, Lucent Technologies and NCR (collectively, the "Companies") are parties to the Interim Services and Systems Replication Agreement (the "Agreement") effective as of February 1, 1996; and

      WHEREAS AT&T, Lucent Technologies and NCR desire to amend the Agreement to replace or delete certain Exhibits or add new Exhibits and establish procedures for subsequent de minimus changes as more fully described below.

      NOW, THEREFORE, in consideration of the premises and for other good and valid consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. The following changes to the Agreement may be made by mutual agreement of persons duly authorized by each of the parties to make such changes without regard to the modification and amendment procedures set forth in
      Section 3.7 of the Agreement.

      A. Changes in payment obligations of $25,000.00 (twenty five thousand dollars) or less; and

      B. Changes resulting in an extension or reduction of the service period of up to 6 months or anytime within the calendar year 1996, whichever is longer.

      Changes satisfying the above mentioned conditions require notice to each companies' Law and CFO Divisions.

2. The following Exhibits to the Agreement are hereby amended as set forth below:

      C. Exhibit TC-1. Exhibit TC-1 is amended and will bear the title "Exhibit TC-1a" and, in the form attached hereto as Appendix C, will replace TC-1 in its entirety.

      D. Exhibit TC-2. Exhibit TC-2 is amended and will bear the title "Exhibit TC-2a" and, in the form attached hereto as Appendix D, will replace TC-2 in its entirety.

      E. Exhibit TC-4. Exhibit TC-4 is amended and will bear the title "Exhibit TC-4a" and, in the form attached hereto as Appendix E, will replace TC-4 in its entirety.

      F. Exhibit TC-6. Exhibit TC-6 is amended to change the "Expiration" to "SERVICES TO TERMINATE ON AGREED UPON CUTOVER DATE, NOT TO EXTEND BEYOND DECEMBER 31, 1996". The amended exhibit will bear the title "Exhibit TC-6a" and, in the form attached hereto as Appendix F, will replace TC-6 in its entirety.

      G. Exhibit TC-8. Exhibit TC-8 is amended to change the "Expiration" to "SERVICES TO TERMINATE ON AGREED UPON CUTOVER DATE, NOT TO EXTEND BEYOND DECEMBER 31, 1996". The amended exhibit will bear the title "Exhibit TC-8a" and, in the form attached hereto as Appendix G, will replace TC-8 in its entirety.

      H. Exhibit CS-004 (CFO). Exhibit CS-004(CFO) is amended to change the "Name of Service" to "PENSION PAYROLL DEVELOPMENT AND PRODUCTION PROCESSING COSTS". Exhibit CS-004(CFO) is amended to change the description of "Charge" to "$472,000 FOR 1996" and "SYSTEM DEVELOPMENT SUPPORT COST IS $24,465.20 PER MONTH" and "PRODUCTION PROCESSING COST IS $18,958.33 PER MONTH. TOTAL OF $43,423.53 PER MONTH, NOT TO EXCEED $521,082.36 FOR 1997". Exhibit CS-004(CFO) is amended to add under "Charge" the following: "THIS SERVICE AGREEMENT REPRESENTS SERVICES PERFORMED BY AT&T ON BEHALF OF LUCENT TECHNOLOGIES FOR THE PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997. THE MONTHLY CHARGE FOR SYSTEM DEVELOPMENT SUPPORT IS BASED UPON ACTUAL HEADCOUNT PERFORMING THIS FUNCTION. PRODUCTION PROCESSING COST IS BASED UPON THE ESTIMATED ANNUAL RUN RATE SUPPLIED BY THE C-ITS ORGANIZATION. BOTH CHARGES REPRESENT 70 PERCENT OF THE TOTAL DEVELOPMENT AND PRODUCTION PROCESSING CHARGES FOR PENSION PAYROLL. AS OF AUGUST 13, 1996, 70 PERCENT OF THE 172,556 PENSIONERS AND ANNUITANTS BELONG TO LUCENT TECHNOLOGIES". Exhibit CS-004(CFO) is amended to change the "Expiration" to "DECEMBER 31, 1997". Exhibit CS-004(CFO) is amended to add under "Other Special Terms" the following: "THIS AGREEMENT CAN BE TERMINATED BY AT&T AND LUCENT TECHNOLOGIES AT ANY TIME IN 1997 IF MUTUALLY AGREED UPON BY BOTH COMPANIES AND WITH 60 DAYS ADVANCE NOTICE". The amended exhibit will bear the title "Exhibit CS-004a(CFO)" and, in the form attached hereto as Appendix H, will replace Exhibit CS-004(CFO) in its entirety.

      I. Exhibit CS-005 (CFO). Exhibit CS-005(CFO) is amended to change the "Name of Service" to "PENSION PAYROLL OPERATIONS". Exhibit CS-005(CFO) is amended to change the description of "Charge" to "$1,650,000 FOR 1996" and "PENSION PAYROLL OPERATIONS CHARGE IS $36,989.19 PER MONTH, NOT TO EXCEED

      $443,870.28 FOR 1997". Exhibit CS-005(CFO) is amended to add under "Charge" the following: "THIS SERVICE AGREEMENT REPRESENTS SERVICES PERFORMED BY LUCENT TECHNOLOGIES ON BEHALF OF AT&T FOR THE PERIOD JANUARY 1, 1997 THROUGH DECEMBER 31, 1997. THE MONTHLY CHARGE IS BASED UPON ACTUAL HEADCOUNT PERFORMING THIS FUNCTION. THE CHARGE REPRESENTS 30 PERCENT OF THE TOTAL PENSION PAYROLL OPERATIONS COST. AS OF AUGUST 13, 1996, 30 PERCENT OF THE 172,556 PENSIONERS AND ANNUITANTS BELONG TO AT&T". Exhibit CS- 005(CFO) is amended to change the "Expiration" to "DECEMBER 31, 1997". Exhibit CS-005(CFO) is amended to add under "Other Special Terms" the following: "THIS AGREEMENT CAN BE TERMINATED BY AT&T AND LUCENT TECHNOLOGIES AT ANY TIME IN 1997 IF MUTUALLY AGREED UPON BY BOTH COMPANIES AND WITH 60 DAYS ADVANCE NOTICE". The amended exhibit will bear the title "Exhibit CS-005a(CFO)" and, in the form attached hereto as Appendix I, will replace Exhibit CS-005(CFO) in its entirety.

      J. Exhibit CS-028 (CFO). Exhibit CS-028(CFO) is amended to change the amount of "Charge" to "$186,230". The amended exhibit will bear the title "Exhibit CS-028a(CFO)" and, in the form attached hereto as Appendix J, will replace Exhibit CS-028(CFO) in its entirety.

      K. Exhibit CS-044(CFO). Exhibit CS-044(CFO) is amended to change the "Expiration" to "SEPTEMBER 30, 1996". Exhibit CS-044(CFO) is amended to change the "Charge" to "ESTIMATED TOTAL CHARGE IS $40,000." The amended exhibit will bear the title "Exhibit CS-044a(CFO)" and, in the form attached hereto as Appendix K, will replace CS-044(CFO) in its entirety.

      L. Exhibit CS-045(CFO). Exhibit CS-045(CFO) is amended to change the "Expiration" to "SEPTEMBER 30, 1996". Exhibit CS-045(CFO) is amended to change the "Charge" to "ESTIMATED TOTAL CHARGE IS $133,336." The amended exhibit will bear the title "Exhibit CS-045a(CFO)" and, in the form attached hereto as Appendix L, will replace CS-045(CFO) in its entirety.

      M. Exhibit CS-046(CFO). Exhibit CS-046(CFO) is amended to change the "Description of Service" to "FEBRUARY 1996 -- SEPTEMBER 1996: THIS SERVICE OR PORTIONS OF THIS SERVICE ARE PROVIDED FOR CP, GBCS, NETWORK SYSTEMS, GRE AND BELL LABS. OCTOBER 1996 - DECEMBER 1996: REMITTANCE PROCESSING INCLUDING STANDARD PAYMENT PROCESSING, EXCEPTION PAYMENT PROCESSING, ABP APPLICATIONS AND PAYMENTS OPERATIONS SUPPORT; RESOLUTION OF MISDIRECTED BILL PAYMENT; APPLICATION OF BILL PAYMENT TO CUSTOMER'S ACCOUNT; RECONCILIATION OF PAYMENT DATA TRANSMISSIONS. THIS SERVICE WILL BE PROVIDED FOR CP ONLY. NOTE: BANK FEES AND BANK FEE MANAGEMENT IS RESIDENT IN LUCENT TREASURY, EFFECTIVE OCTOBER 1, 1996.". Exhibit CS-046(CFO) is amended to change the "Charge" to "FEBRUARY 1996 - SEPTEMBER 1996:
      $640,583 PER MONTH. ESTIMATED TOTAL CHARGE IS $5,124,664. OCTOBER 1996 - DECEMBER 1996: $188,225 PER MONTH. ESTIMATED TOTAL CHARGE IS $564,675. THE CHARGE

      INCLUDES LABOR AND SYSTEM PROCESSING CHARGES." Exhibit CS-046(CFO) is amended to change the "Expiration" to "DECEMBER 31, 1996." The amended exhibit will bear the title "Exhibit CS-046a(CFO)" and, in the form attached hereto as Appendix M, will replace CS-046(CFO) in its entirety.

      N. Exhibit CS-048(CFO). Exhibit CS-048(CFO) is amended to change the "Expiration" to "MAY 31, 1996". The amended exhibit will bear the title "Exhibit CS-048a(CFO)" and, in the form attached hereto as Appendix N, will replace CS-048(CFO) in its entirety.

      O. Exhibit CS-224(HR). Exhibit CS-224(HR) is amended to change the "Description of Service" to "PROVIDING COMPANY SHALL PROVIDE STUDENT RECORDS, TRANSACTION BILLING AND TRAINING ACTIVITY REPORTS". Exhibit CS-224(HR) is amended to change the "Charge" to "$6.00 (PER STUDENT BILL), $35.00 (PER MISCELLANEOUS BILL) AND AS NEGOTIATED (TELEMARKETING AND AD HOC REPORTS AS REQUESTED). ESTIMATED TOTAL CHARGE IS $500,000 (INCLUDES AT&T SCHOOL OF BUSINESS AND TECHNICAL EDUCATION CENTER). COST OF SERVICE BILLED TO P24104000". Exhibit CS-224(HR) is amended to change the "Expiration" to "JULY 1, 1996 -- DECEMBER 31, 1996". The amended exhibit will bear the title "Exhibit CS-224a(HR)" and, in the form attached hereto as Appendix O, will replace Exhibit CS-224(HR) in its entirety.

      P. Exhibit CS-256(HR). Exhibit CS-256(HR) is amended to change the "Name of Service" to "LEARNING AND PERFORMANCE CENTER TRAINING SERVICES FOR ASSOCIATES". Exhibit CS-256(HR) is amended to change the "Description of Service" to "PROVIDING COMPANY SHALL PROVIDE EDUCATION AND TRAINING SERVICES". Exhibit CS-256(HR) is amended to change the "Charge" to "RATES AS PUBLISHED IN THE SECOND HALF 1996 SCHEDULES". Exhibit CS-256(HR) is amended to change the "Expiration" to "JULY 1, 1996 -- DECEMBER 31, 1996". The amended exhibit will bear the title "Exhibit CS-256a(HR)" and, in the form attached hereto as Appendix P, will replace Exhibit CS-256(HR) in its entirety.

      Q. Exhibit CS-258(HR). Exhibit CS-258(HR) is amended to change the "Expiration" to "DECEMBER 31, 1996". The amended exhibit will bear the title "Exhibit CS-258a(HR)" and, in the form attached hereto as Appendix Q, will replace Exhibit CS-258(HR) in its entirety.

3. The Agreement is hereby amended to add the following exhibits, which are attached as Appendices hereto:

      R. Exhibit TC-17. Exhibit TC-17, covering VOICE NETWORK SERVICES (U.S.), is added in the form attached hereto as Appendix R.

      S. Exhibit CS-057(CFO). Exhibit CS-057(CFO), covering TELECOM, ITALIA FRAUD CONSULTANCY PROJECT - PHASE II, is added in the form attached hereto as Appendix S.

      T. Exhibit CS-058(CFO). Exhibit CS-058(CFO), covering CORPORATE TAX DEVELOPMENT - MAITLAND, FLORIDA, is added in the form attached hereto as Appendix T.

      U. Exhibit CS-059(CFO). Exhibit CS-059(CFO), covering PAYROLL AND TIME REPORTING DEVELOPMENT SUPPORT, is added in the form attached hereto as Appendix U.

      V. Exhibit CS-060(CFO). Exhibit CS-060(CFO), covering INTERNATIONAL RISK ASSESSMENT AND TRAVEL, is added in the form attached hereto as Appendix V.

      W. Exhibit CS-061(CFO). Exhibit CS-061(CFO), covering DEVELOPMENT SUPPORT OF THE DASHBOARD EIS, is added in the form attached hereto as Appendix W.

      X. Exhibit CS-266(HR). Exhibit CS-266(HR), covering UNIVERSITY PROGRAMS SERVICE, is added in the form attached hereto as Appendix X.

      Y. Exhibit CS-267(HR). Exhibit CS-267(HR), covering SHARED DEVELOPMENT OF NEW EDUCATION PROGRAMS, is added in the form attached hereto as Appendix Y.

      Z. Exhibit CS-268(HR). Exhibit CS-268(HR), covering THE PROJECT MANAGEMENT CURRICULUM, is added in the form attached hereto as Appendix Z.

      AA. Exhibit CS-269(HR). Exhibit CS-269(HR), covering MILLION LINE TENDOR PROJECT AFRICA, is added in the form attached hereto as Appendix AA.

      BB. Exhibit CS-270(HR). Exhibit CS-270(HR), covering AT&T EDUCATION AND TRAINING, is added in the form attached hereto as Appendix BB.

      CC. Exhibit CS-339(GPO). Exhibit CS-339(GPO), covering GLOBAL DATA WAREHOUSE, is added in the form attached hereto as Appendix CC.

      DD. Exhibit CS-607(PR). Exhibit CS-607(PR), covering AT&T ADVERTISING SERVICES - AT&T TEAM '96 NETWORK SYSTEMS, is added in the form attached hereto as Appendix DD.

      EE. Exhibit CS-608(PR). Exhibit CS-608(PR), covering AT&T ADVERTISING SERVICES - AT&T TEAM '96 GLOBAL BUSINESS COMMUNICATIONS SYSTEMS, is added in the form attached hereto as Appendix EE.

      FF. Exhibit CS-609(PR). Exhibit CS-609(PR), covering AT&T ADVERTISING SERVICES - AT&T TEAM '96 CONSUMER PRODUCTS, is added in the form attached hereto as Appendix FF.

      GG. Exhibit CS-715(E&S). Exhibit CS-715(E&S), covering INTERNATIONAL REGIONAL EH&S SUPPORT - CENTRAL AND LATIN AMERICA, is added in the form attached hereto as Appendix GG.

      HH. Exhibit CS-719(E&S). Exhibit CS-719(E&S), covering INTERNATIONAL REGIONAL EH&S SUPPORT - AUSTRIA, INDIA AND JAPAN, is added in the form attached hereto as Appendix HH.

      II. Exhibit SR-810(BL). Exhibit SR-810(BL), covering SECURITY COMPUTER RESOURCE EXCHANGE, is added in the form attached hereto as Appendix II.

      JJ. Exhibit CS-825(BL). Exhibit CS-825(BL), covering INFORMATION SYSTEMS REENGINEERING CENTER, is added in the form attached hereto as Appendix JJ.

      KK. Exhibit CS-828(BL). Exhibit CS-828(BL), covering CORE MANAGEMENT SERVICES, WHICH INCLUDE: FINANCIAL SERVICES, INTELLECTUAL PROPERTY REVIEW BOARD AND MWBE, is added in the form attached hereto as Appendix KK.

      LL. Exhibit CS-829(BL). Exhibit CS-829(BL), covering THEORY OF CONSTRAINTS TRAINING, is added in the form attached hereto as Appendix LL.

4.    The Agreement is hereby amended to delete the following exhibit:

      MM. Exhibit CS-014(CFO). Exhibit CS-014(CFO), covering LUCENT TECHNOLOGIES INC. CONTROLLERSHIP.

5. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                          AT&T CORP.


                                          By:
                                              -------------------------------
                                          Name:
                                                -----------------------------
                                          Title:
                                                 ----------------------------

                                          LUCENT TECHNOLOGIES INC.



                                          By:
                                              -------------------------------
                                          Name:
                                                -----------------------------
                                          Title:
                                                 ----------------------------


                                          NCR CORPORATION



                                          By:
                                              -------------------------------
                                          Name:
                                                -----------------------------
                                          Title:
                                                 ----------------------------